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                                                                    EXHIBIT 10.2

                   GROUP RESEARCH CENTRE TECHNOLOGY AGREEMENT

      THIS GROUP RESEARCH CENTRE TECHNOLOGY AGREEMENT ("Agreement") dated as of June 30, 1999 ("Effective Date") between DonJoy, L.L.C., a Delaware limited liability company ("DonJoy, L.L.C.") and Smith & Nephew, Inc., a Delaware corporation ("S&N").

      WHEREAS, pursuant to a Recapitalization Agreement dated April 29, 1999 (the "Recapitalization Agreement") among DonJoy, L.L.C., S&N and Chase DJ Partners, LLC ("Investor"), DonJoy, L.L.C. is selling Investor 645,500 Common Units of DonJoy, L.L.C. and DonJoy, L.L.C. is redeeming 2,000,000 Common Units from S&N, such that upon consummation of the transactions contemplated by the Recapitalization Agreement, Investor will own approximately a ninety percent (90%) membership interest in DonJoy, L.L.C.;

      WHEREAS, it is a condition to Investor's obligations under the Recapitalization Agreement that S&N and DonJoy, L.L.C. enter into this Agreement;

      WHEREAS, S&N owns, and hereby represents and warrants that it owns, the rights to intellectual property developed under the Active Rehabilitation Research Program (as defined hereinbelow) and the Zalzala Research Program (as defined hereinbelow), both of which have been conducted at the Group Research Centre ("GRC"), an Affiliate of S&N, and S&N has agreed to grant to DonJoy, L.L.C. certain rights in such intellectual property, subject to the terms and conditions set forth herein.

      WHEREAS, any term not otherwise defined herein shall have the meaning ascribed to such term in the Recapitalization Agreement; and

      NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency which is acknowledged, S&N and DonJoy, L.L.C. do hereby agree as follows:

1.    DEFINITIONS

      For the purposes of this Agreement, the terms defined in this Section shall have the meaning specified and shall be applicable both to the singular and plural forms.

      1.1 "AFFILIATE" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by or is under common control with such Person.

      1.2 "PARTY" shall mean DonJoy, L.L.C. or S&N, as applicable.

      1.3 "ACTIVE REHABILITATION RESEARCH PROGRAM" shall mean the current research program that has been conducted under such name by GRC, and which focuses on technology useful in muscle tonification, neuro-muscular training and proprioception training.


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      1.4 "ACTIVE REHABILITATION TECHNOLOGY" shall include all technology developed as of the Effective Date under the Active Rehabilitation Research Program, including unpublished research and development information, inventions (patented and unpatented), know-how, trade secrets and technical data.

      1.5 "PRIMARY PATENT" shall mean any patent application, and any patent issuing therefrom, which claims at least in part Active Rehabilitation Technology, but does not claim technology developed subsequent to the Effective Date that represents an improvement to the Active Rehabilitation Technology.

      1.6 "IMPROVEMENT CONTINUATION PATENT" shall mean any patent application, and any patent issuing therefrom, which claims priority to a Primary Patent.

      1.7 "IMPROVEMENT NON-CONTINUATION PATENT" shall mean any patent application, and any patent issuing therefrom, which claims technology developed subsequent to the Effective Date and represents an improvement to the Active Rehabilitation Technology, but which does not claim priority to a Primary Patent.

      1.8 "ZALZALA RESEARCH PROGRAM" shall mean the current research programs that have been conducted under the names "Zalzala I" and "Zalzala II" by GRC, and which focus on a system capable of real-time analysis of EMG signals in order to define associated limb function.

      1.9 "ZALZALA TECHNOLOGY" shall include all technology developed as the Effective Date under the Zalzala Research Program, including unpublished research and development information, inventions (patented and unpatented), know-how, trade secrets and technical data.

      1.10 "ZALZALA PATENTS" shall mean any patent application and any patent issuing therefrom, which claims at least in part Zalzala Technology.

      1.11 "S&N APPLICATIONS" shall mean all applications not included with the DonJoy Applications.

      1.12 "DONJOY APPLICATIONS" shall mean all applications included within
Schedule 8.5 of the Recapitalization Agreement. In determining if a product that incorporates Zalzala Technology or Active Rehabilitation Technology is a Hi-Tech Hinged Knee Brace as defined within the aforementioned Schedule 8.5 (a) (ii), the List Price of the base product excluding such technology shall apply.

2.    ASSIGNMENT OF TECHNOLOGY AND PATENTS

      2.1 ASSIGNMENT OF TECHNOLOGY. S&N hereby conveys and assigns to DonJoy, L.L.C. an undivided fifty percent (50%) interest in and to the Active Rehabilitation Technology.


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      2.2 ASSIGNMENT OF PATENTS. Any Party which files a Primary Patent or an
Improvement Continuation Patent shall assign to the other Party an undivided fifty percent (50%) interest in and to such patent.

3.    LICENSING OF TECHNOLOGY AND PATENTS

      3.1 EXCLUSIVE LICENSE TO S&N. Notwithstanding the joint ownership as set forth in Paragraphs 2.1 and 2.2, S&N shall have the exclusive, worldwide, royalty-free right, including the right to grant licenses, under the Active Rehabilitation Technology, the Primary Patents and the Improvement Continuation Patents to make, have made, use, import, sell, and offer to sell any product falling within the S&N Applications during the term of this Agreement.

      3.2 EXCLUSIVE LICENSE TO DONJOY, L.L.C. Notwithstanding the joint ownership as set forth in Paragraphs 2.1 and 2.2, DonJoy, L.L.C. shall have the exclusive, worldwide, royalty-free right, including the right to grant licenses, under the Active Rehabilitation Technology, the Primary Patents and the Improvement Continuation Patents to make, have made, use, import, sell, and offer to sell any product falling within the DonJoy Applications during the term of this Agreement.

      3.3 NONEXCLUSIVE LICENSE TO DONJOY, L.L.C. S&N hereby grants to DonJoy, L.L.C., a nonexclusive, worldwide, perpetual, royalty-free right and license, with the right to sublicense, under the Zalzala Technology and Zalzala Patents to make, have made, use, import, sell, and offer to sell products included within the DonJoy Applications.

4.    DISCLOSURE OF TECHNOLOGY AND INVENTIONS

      4.1 CURRENT TECHNOLOGY. Upon execution of this Agreement, S&N shall make available to DonJoy, L.L.C. all Active Rehabilitation Technology and Zalzala Technology that it possesses, or in which it has rights.

      4.2 FUTURE TECHNOLOGY. During the term of this Agreement, each Party shall disclose to the other Party all technology claimed in any Improvement Continuation Patent in which such other Party develops or an Affiliate of such other Party develops.

5.    PATENT PROTECTION

      5.1 INITIAL PATENTS. S&N shall file, prosecute and maintain the initial Primary Patents ("Initial Primary Patents"). The three draft patent applications attached hereto as Exhibit A shall, at least in part, form the basis for the Initial Primary Patents. The Initial


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Primary Patents shall first be filed in the United Kingdom, and later filed as
PCT patent applications designating at least Europe, Canada, Australia, Japan, and the United States. S&N shall be responsible for all costs associated therewith, and shall control the prosecution of the Initial Primary Patents. S&N shall, however, promptly provide DonJoy, L.L.C. with copies of the Initial Primary Patents as filed, together with copies of all correspondence or official communications previously made or received or made or received in the future with any patent office relating thereto.

      5.2 ADDITIONAL PATENTS. Either Party shall have the right to file other Primary Patents, Improvement Continuation Patents and/or Improvement Non-Continuation Patents. Each Party shall control the prosecution of any applications which it files. Such Party shall, however, promptly provide the other Party with copies of any Primary Patent or Improvement Continuation Patent which it files together with copies of all correspondence or official communications previously made or received or made or received in the future with any patent office relating thereto. With regard to any later filed patent application, it is within the sole discretion of the filing Party to determine if such later filed patent application will claim priority to a Primary Patent.


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      5.3 PATENT EXPENSES. The parties shall share equally all expenses, including but not limited to attorney fees, translation costs, and patent office fees associated with any Primary Patent (other than the Initial Primary Patents referred to above in Paragraph 5.1) or Improvement Continuation Patent (collectively "Joint Patents"). Either Party may elect to not share in the expenses or to discontinue sharing in the expenses associated with any Joint Patent. With regard to any new application for a Joint Patent, such election must be made within thirty (30) days of receipt of the final draft of such patent application. With regard to ongoing Joint Patents, a Party must give thirty (30) days notice of its intent to exercise such election. For any Joint Patent that a Party elects not to financially support, any license granted in
Section 3 of this Agreement shall terminate with respect to such Joint Patent, and such Joint Patent and all patents claiming priority thereto shall no longer be deemed to be a Primary Patent or an Improvement Continuation Patent. Furthermore, at the other Party's request and expense, the non-financially supporting Party shall assign to the other Party its interest in such Joint Patent and all patents claiming priority thereto. Alternatively, the financially supporting Party may require (at such Party's request and expense) the non-financially supporting Party to grant to it an exclusive worldwide royalty-free license under such Joint Patent and all patents claiming priority thereto in all fields.

      5.4 COOPERATION. Each Party agrees to promptly execute or cause its employees, agents or consultants to execute and return any and all documents reasonably deemed necessary to carry out the purposes of this Section 5, including all declarations, oaths, assignments, affidavits, pleadings, and powers of attorney.

      5.5 PATENT MARKING. Each Party is required to mark all applicable products with the applicable patent numbers of the Primary Patents or Improvement Continuation Patents in accordance with the patent marking laws of the United States.

6.    INFRINGEMENT

      6.1 THIRD PARTY INFRINGERS. If either Party believes that any Primary Patent or Improvement Continuation Patent, which has issued or is otherwise enforceable, is being infringed by any unlicensed third party, it shall promptly notify the other Party in writing. Either Party shall have the right, but not the obligation, to take the appropriate steps to end any alleged unauthorized third party use of the Active Rehabilitation Technology or any technology claimed in a Primary Patent or an Improvement Continuation Patent. The parties shall endeavor to determine whether either or both will pursue such infringer. Either Party may submit a formal written request to the other Party seeking a written decision as to whether such other Party will pursue or participate in legal action against a third party infringer, either solely or together with the requesting Party. Such written decision shall be provided to the requesting Party within ninety (90) days of receipt of such request, or receipt of a sample of the allegedly infringing product, whichever is later. Neither Party shall initiate or commence a legal action against a third party infringer without first submitting such a formal written request stating such Party's intent to pursue such action and awaiting receipt of a written decision from the other Party. Further, a


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decision by either Party not to pursue an infringer shall be revocable until the other Party commences an action against an infringer.

      6.2 LITIGATION EXPENSES AND RECOVERY. If both Parties elect to pursue a suit against an infringer or other enforcement action, the Parties shall agree on how the costs and expenses for such a suit will be shared, and agree on a division of any net recovery from such an infringer after deduction of all costs and expenses (including attorneys' fees) incurred in regard to the litigation. The division of any net recovery shall be based on: 1) the relative contributions of each Party to the costs of the suit or enforcement action; and
2) a consideration of the extent to which the allegedly infringing products are within a DonJoy Application or within a S&N Application. If the infringing product falls completely with a DonJoy Application, then S&N shall only be entitled to recover its share of the costs and expenses (including attorneys' fees) incurred in regard to the litigation. If the infringing product falls completely with a S&N Application, then DonJoy, L.L.C. shall only be entitled to recover its share of the costs and expenses (including attorneys' fees) incurred in regard to the litigation. If either Party shall bring and maintain the suit alone, such Party may join the other Party if it deems in its sole discretion such joinder is necessary and/or desirable. In such case, the Party bringing suit shall reimburse the joined Party for its out of pocket expenses (excluding attorneys' fees) resulting from any assistance such other Party is required to provide hereunder. If either Party elects to bring suit alone and it is awarded a monetary judgment against an infringer, the other Party shall not be entitled to any portion of such recovery, even if such Party is involuntarily joined in the litigation.

      6.3 SETTLEMENTS. In any and all litigation or other contested hearing relating to Active Rehabilitation Technology, a Primary Patent, or a Improvement Continuation Patent that is jointly owned hereunder, neither Party shall terminate or reach final settlement of any claim, without first obtaining the other Party's written consent to do so, which consent shall not be unreasonably withheld. If such termination or settlement does not involve the granting of a license to, or an admission or stipulation which affects the validity or scope of a Primary Patent or an Improvement Continuation Patent, a Party need not obtain the other Party's consent thereto.

      6.4 COOPERATION. Each Party shall keep the other advised of all material developments in any suit for infringement or negotiations with respect thereto, and shall cooperate and execute documentation as may be required in order for the other Party to maintain any action. Any non-acting Party shall cooperate with the Party taking such action and shall make available to the acting Party all reasonable information that could assist such Party. The non-acting Party shall, at its own expense, be entitled (but not be obligated) to non-controlling participation through counsel of its own selection.

7. DISCLAIMER OF REPRESENTATIONS AND WARRANTIES; COVENANTS; INDEMNIFICATION

      7.1 COVENANTS. Until the expiration of the term set forth in Paragraph 8.1 of this Agreement, DonJoy, L.L.C. agrees not to use the Active Rehabilitation Technology to make, have made, use, import, sell or offer to sell a product falling within S&N Applications and agrees not to grant any license to any third party for such purpose.

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S&N agrees that during such time period it will not use the Active
Rehabilitation Technology to make, have made, use, import, sell or offer to sell a product falling within DonJoy Applications and agrees not to grant any license to any third party for such purpose. DonJoy, L.L.C. agrees not to use the technology claimed in any Primary Patent or any Improvement Continuation Patent to make, have made, use, import, sell or offer to sell a product falling within S&N Applications and agrees not to grant any license to any third party for such purpose until the date upon which such patent expires. S&N agrees not to use the technology claimed in any Primary Patent or any Improvement Continuation Patent to make, have made, use, import, sell or offer to sell a product falling within DonJoy Applications and agrees not to grant any license to any third party for such purpose until the date upon which such patent expires.

      7.2 SCOPE OF PATENTS. Each Party shall have an obligation, and hereby covenants and agrees, that it will use commercially reasonable efforts to seek the broadest possible patent protection in each Primary Patent or Improvement Continuation Patent. Furthermore, each Party covenants and agrees that it will allow the other Party to review all Primary Patents and Improvement Continuation Patents prior to filing, and if requested to do so, such Party shall augment the patent application to include additional disclosure provided by the other Party to support claims that cover the other Party's technical applications as defined in this Agreement.

      7.3 DISCLAIMER. THERE ARE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR OTHERWISE WITH RESPECT TO THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS COVERED BY THIS AGREEMENT. THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS ASSIGNED OR LICENSED HEREUNDER IS DONE SO ON AN "AS-IS" BASIS.

      7.4 INDEMNIFICATION.

      a. Each Party shall indemnify (the "Indemnifying Party"), defend and hold harmless the other Party (together with its officers, directors, members, partners, employees, agents, Affiliates, successors and assigns (the "Indemnified Group")) from and against any and all demands, claims, actions, losses, damages (including consequential and punitive damages), deficiencies, liabilities, judgments, interest, penalties, costs and expenses (including court costs and, solely to the extent specified in Section b. below, attorneys' fees) asserted against, or incurred by the Indemnified Group, directly or indirectly, in connection with, arising out of, or resulting from (i) a breach or nonfulfillment of any one or more covenants or agreements of the Indemnifying Party contained in this Agreement; or (ii) any claim against the Indemnified Group by a third party: (a) for infringement in connection with any product of the Indemnifying Party that incorporates Active Rehabilitation Technology, Zalzala Technology, or technology described in a Primary Patent or an Improvement Continuation Patent; or (b) asserting that such a product is defective and caused injury or damage to such third party.


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      b. Except as otherwise provided in this Agreement, the Indemnifying Party shall have the obligation and right to take over and assume, at its own expense, the sole control of defense and any settlement of any suit or threatened suit by a third party for any indemnifiable claim set forth herein for which the Indemnifying Party has agreed to indemnify the Indemnified Group under this Agreement. The Indemnifying Party shall be liable for the fees of attorneys it retains for purposes of asserting such defense or negotiating such settlement, but shall not be liable for fees of other attorneys, if any, retained by the Indemnified Group in connection with a suit or threatened suit. The Indemnified Group will promptly advise the Indemnifying Party, by telefax or courier, within 72 hours after receipt of any summons or other notice of the institution of any suit against it relating to an indemnifiable claim, and shall include with such notice a copy of any complaint pertaining to such suit. The Indemnified Group agrees to cooperate in the defense of such suit by furnishing such assistance as is reasonably requested by the Indemnifying Party.

8.    TERM AND TERMINATION

      8.1 TERM. Unless terminated sooner under Paragraph 5.3 of this Agreement, the licenses granted in Section 3 and the assignments granted in Section 2 of this Agreement shall continue in full force and effect with respect to any particular patent until the expiration of such patent's term or cancellation of such patent or a final declaration of invalidity or unenforceability by a court of competent jurisdiction. Any restriction contained herein with respect to non patented Active Rehabilitation Technology shall expire upon the tenth (10th) anniversary of this Agreement.

      8.2 TERMINATION. In the event of bankruptcy, insolvency, or material breach of this Agreement by one of the parties hereto, the other Party to this Agreement may terminate this Agreement provided that the Party terminating the Agreement first gives the other Party written notice of such termination, specifying the grounds therefore, and the other Party has had ten (10) days after such notice is given to cure any breach. If not so cured, this Agreement shall terminate at the expiration of such ten (10) days.

      8.3 CONSEQUENCES OF TERMINATION. Upon termination of this Agreement due to a material breach by a Party or the insolvency or bankruptcy of a Party all rights to the Active Rehabilitation Technology, the Primary Patents and the Improvement Continuation Patents shall automatically revert to the other Party. Waiver of a breach shall not deprive the aggrieved Party of the right to terminate this Agreement due to any subsequent breach of the other Party.

9.    CONFIDENTIALITY

      9.1 NON-DISCLOSURE. Subject to Section 9.2, all information, including oral disclosures, that is disclosed by one Party to another Party under this Agreement relating to intellectual property rights or technology which is subject to the assignment provisions herein, shall be treated as jointly owned confidential and proprietary information. All


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other information that is disclosed by one Party to another Party with respect to the intellectual property rights or technology covered by this Agreement, or other disclosures required under this Agreement, including oral disclosures, shall be treated as confidential and proprietary information of the disclosing Party. Each Party agrees that all such confidential information, jointly owned or otherwise, shall be disclosed only to such third persons to whom disclosure is necessary to effect the purposes of this Agreement. Each Party further agrees to implement procedures and safeguards reasonably calculated to prevent any unauthorized disclosure by any persons to whom proper disclosure has been made. Upon expiration or termination of this Agreement, each Party shall return to the other Party all materials embodying confidential information owned by such other Party.

      9.2 EXCLUSIONS. The limitations of confidentiality set forth in Section
9.1 shall not apply to: (i) information which, at the time of disclosure was in the public domain; (ii) information which, after disclosure becomes part of the public domain through no fault of the recipient, (iii information subsequently received by the recipient from a third party not owing a duty of confidence to the discloser, or (iv) information other than the Active Rehabilitation Technology or the Zalzala Technology which is known or within the possession of the recipient at the time of disclosure thereof.

10.   DISPUTES

      10.1 ARBITRATION. The Parties agree that any disputes arising under this Agreement that cannot be resolved by the Parties shall be submitted to binding arbitration pursuant to the then current Commercial Rules of the American Arbitration Association. Absent manifest error, both Parties agree to be bound, and to abide by the decision reached in such arbitration including the entry of judgment upon the award of the arbitrator(s) in such arbitration.

      10.2 ARBITRATION COSTS. The cost of the arbitration shall be borne as follows: fifty percent (50%) by S&N and fifty percent (50%) by DonJoy, L.L.C. Each Party agrees to bear its own individual costs.

      10.3 NOTICE. Written notice given by one Party to the other requiring a dispute to be submitted to an arbitration shall be deemed to constitute a joint submission to arbitration by both Parties.

11.   MISCELLANEOUS

      11.1 PUBLIC ANNOUNCEMENTS. Except as required by law, neither S&N or any of its officers, employees, representatives, advisors, agents or Affiliates, nor DonJoy, L.L.C. or any of its representatives, advisors, agents, partners, officers, employees or Affiliates, shall make, or cause to be made, any public disclosure or other announcement with respect to the transactions contemplated hereby or any term hereof without the prior written consent of the other.


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      11.2 NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally or sent by registered or certified mail, by overnight delivery or courier or by facsimile transmission, addressed as follows:

      If to S&N, to:

      Smith & Nephew, Inc.
      1450 East Brooks Road
      Memphis, TN  38116
      Attention:  Vice President - Finance
      Facsimile:  (901) 348-6207

      With a copy to:

      Smith & Nephew, Inc.
      1450 East Brooks Road
      Memphis, TN  38116
      Attention:  General Counsel
      Facsimile:  (901) 396-7824

      Smith & Nephew Group Research Centre
      York Science Park
      Heslingtion
      York Science Park
      Heslingtion
      York
      Y01 5DF
      Facsimile:  011-44-1-904-824003

      If to DonJoy, L.L.C., to:

      DonJoy, L.L.C
      2985 Scott Street
      Vista, CA   92083
      Attention: General Counsel
      Facsimile: (760) 734-3536

or to such other address as such Party may indicate by a notice delivered to the other Party hereto; provided that notice of change of address shall be effective only upon receipt thereof. All such notices and other communications shall be deemed effective (a) if by personal delivery, upon receipt, (b) if by registered or certified mail, on the fifth business day after the date of mailing thereof,
(c) if by overnight delivery or courier, on the first business day after the date of mailing or (d) if by facsimile transmission, immediately upon receipt of a transmission confirmation, provided notice is sent on a business day between the hours of 9:00 a.m. and 5:00 p.m., recipient's time, but if not then upon the following business day.


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      11.3 ASSIGNMENT. Either Party may assign this Agreement as part of the transfer of the business to which it relates. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any Party of responsibility for the performance of any accrued obligation which such Party then has hereunder. No Party which is in default of any provision in this Agreement shall have any assignment rights as provided in this paragraph.

      11.4 EXPORT CONTROLS. Any Party that receives technical data or products agrees to comply with all United States Department of Commerce and other United States export controls. Each Party agrees that, unless prior authorization is obtained from the Office of Export Administration, it will not knowingly ship or transfer technical data covered by this Agreement or any direct product of such technical data, directly or indirectly, to any country in contravention of any Office of Export Administration requirement.

      11.5 NO AGENCY, PARTNERSHIP OR JOINT VENTURE. It is understood that all parties hereto are independent contractors and engaged in the operation of their own respective businesses and no Party hereto is to be considered to be the agent or partner of the other Party for any purpose whatsoever, and no Party has authority to enter into contracts or assume any obligations for any other Party or make any warranties or representations on behalf of the other Party; and nothing in this Agreement shall be considered to establish a relationship of co-partner or joint venturers among the parties.

      11.6 LIMITATION OF RIGHTS. Except as expressly provided in this Agreement, nothing contained herein shall be construed as conferring any license or other rights by implication, estoppel or otherwise, under any patent or patent applications or any copyrights, trademarks, trade names or trade dress or other intellectual property of the other Party.

      11.7 ENTIRE AGREEMENT. This Agreement and its Exhibits set forth the entire agreement between the parties and supersede all previous agreements and understandings, whether oral or written, between the parties with respect to the subject matter of this Agreement.

      11.8 AMENDMENT. This Agreement may not be modified, amended or discharged except as expressly stated in this Agreement or by a written agreement signed by an authorized representative of each Party.

      11.9 SEVERABILITY. The provisions of this Agreement shall be deemed separable. If any provision in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is performed, then the meaning of that provision shall be construed, to the extent feasible, to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement which shall remain in full force and effect


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unless the provisions that are invalid or unenforceable substantially impair the value of the entire Agreement to either Party.

      11.10 HEADINGS. The article and section headings in this Agreement are inserted for convenience only and shall not constitute a part thereof.

      11.11 FURTHER ASSURANCE. The parties shall take any and all steps and execute, acknowledge and deliver any and all further documents necessary to effectuate the intent of this Agreement.

      11.12 GUARANTEE OF PERFORMANCE. Each Party hereby guarantees the performance and all obligations of its Affiliates under this Agreement.

      11.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

      11.14 WAIVERS. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any Party, it is authorized in writing by an authorized representative of such Party. The failure of any Party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

      11.15 SURVIVAL. The following provisions shall survive the termination or expiration of this Agreement for any reason: Sections 3.3, 9, and 7.4.

      11.16 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of Delaware.

      11.17 CONSTRUCTION. This Agreement, the validity, construction, performance and interpretation thereof, and all issues and controversies arising therefrom shall be construed and enforced exclusively in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State of Delaware without reference to its conflict of law provisions.


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SMITH & NEPHEW, INC.                DONJOY, L.L.C.

By: /s/ Clifford K. Lomax           By:  /s/ Leslie H. Cross
   ----------------------               ---------------------

Name:  Clifford K. Lomax            Name:  Leslie H. Cross
       ------------------                  ------------------

Title: Treasurer                    Title: President and CEO
       ------------------                  ------------------

Date:  6/30/99                      Date:  6/30/99
       ------------------                  ------------------


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EXHIBIT A

DRAFT PATENT APPLICATIONS


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